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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 17, 1998


                              Alleghany Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

          1-9371                                       51-0283071
(Commission File Number)                (IRS Employer Identification Number)

                                 375 Park Avenue
                            New York, New York 10152
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 752-1356
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Item 5.  Other Events.

         On June 17, 1998, Alleghany Corporation issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.  The following exhibits accompany this Report:

                    Exhibit Number     Exhibit Description
                    --------------     -------------------

                          99           Alleghany Corporation press release
                                       dated June 17, 1998.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       ALLEGHANY CORPORATION


Date:  June 18, 1998                                   By: /s/ Peter R. Sismondo
                                                           ---------------------

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                                Index to Exhibits
                                ------------------

     Exhibit Number           Description of Exhibit
     --------------           ----------------------

           99               Alleghany Corporation press release dated June 17,
                            1998.